                              POWER OF ATTORNEY



        The undersigned, an officer or director, or both an officer and director, of KeyCorp, an Ohio corporation, which proposes to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, its Annual Report on Form 10-K for the fiscal year ended December 31, 1994 (the "Annual Report"), hereby constitutes and appoints Carter B. Chase, Roger Noall, and James W. Wert and each of them, as attorney for the undersigned, with full power of substitution and resubstitution, for and in the name, place, and stead of the undersigned, to sign and file the Annual Report and exhibits thereto, and any and all amendments thereto, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute.

        IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of March 16, 1995.





                                               /s/ Victor J. Riley, Jr.
                                               -------------------------------
                                Typed Name:    Victor J. Riley, Jr.
                                               -------------------------------

                              POWER OF ATTORNEY



        The undersigned, an officer or director, or both an officer and director, of KeyCorp, an Ohio corporation, which proposes to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, its Annual Report on Form 10-K for the fiscal year ended December 31, 1994 (the "Annual Report"), hereby constitutes and appoints Carter B. Chase, Roger Noall, and James W. Wert and each of them, as attorney for the undersigned, with full power of substitution and resubstitution, for and in the name, place, and stead of the undersigned, to sign and file the Annual Report and exhibits thereto, and any and all amendments thereto, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute.

        IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of March 16, 1995.





                                               /s/ Robert W. Gillespie
                                               -------------------------------
                                Typed Name:    Robert W. Gillespie
                                               -------------------------------

                              POWER OF ATTORNEY



        The undersigned, an officer or director, or both an officer and director, of KeyCorp, an Ohio corporation, which proposes to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, its Annual Report on Form 10-K for the fiscal year ended December 31, 1994 (the "Annual Report"), hereby constitutes and appoints Carter B. Chase, Roger Noall, and James W. Wert and each of them, as attorney for the undersigned, with full power of substitution and resubstitution, for and in the name, place, and stead of the undersigned, to sign and file the Annual Report and exhibits thereto, and any and all amendments thereto, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute.

        IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of March 16, 1995.






                                               /s/ James W. Wert
                                               -------------------------------
                                Typed Name:    James W. Wert
                                               -------------------------------

                              POWER OF ATTORNEY



        The undersigned, an officer or director, or both an officer and director, of KeyCorp, an Ohio corporation, which proposes to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, its Annual Report on Form 10-K for the fiscal year ended December 31, 1994 (the "Annual Report"), hereby constitutes and appoints Carter B. Chase, Roger Noall, and James W. Wert and each of them, as attorney for the undersigned, with full power of substitution and resubstitution, for and in the name, place, and stead of the undersigned, to sign and file the Annual Report and exhibits thereto, and any and all amendments thereto, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute.

        IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of March 16, 1995.





                                               /s/ Lee Irving
                                               -------------------------------
                                Typed Name:    Lee Irving
                                               -------------------------------

                              POWER OF ATTORNEY



        The undersigned, an officer or director, or both an officer and director, of KeyCorp, an Ohio corporation, which proposes to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, its Annual Report on Form 10-K for the fiscal year ended December 31, 1994 (the "Annual Report"), hereby constitutes and appoints Carter B. Chase, Roger Noall, and James W. Wert and each of them, as attorney for the undersigned, with full power of substitution and resubstitution, for and in the name, place, and stead of the undersigned, to sign and file the Annual Report and exhibits thereto, and any and all amendments thereto, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute.

        IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of March 16, 1995.






                                               /s/ H. Douglas Barclay
                                               -------------------------------
                                Typed Name:    H. Douglas Barclay
                                               -------------------------------

                              POWER OF ATTORNEY



        The undersigned, an officer or director, or both an officer and director, of KeyCorp, an Ohio corporation, which proposes to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, its Annual Report on Form 10-K for the fiscal year ended December 31, 1994 (the "Annual Report"), hereby constitutes and appoints Carter B. Chase, Roger Noall, and James W. Wert and each of them, as attorney for the undersigned, with full power of substitution and resubstitution, for and in the name, place, and stead of the undersigned, to sign and file the Annual Report and exhibits thereto, and any and all amendments thereto, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute.

        IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of March 16, 1995.







                                               /s/ William G. Bares
                                               -------------------------------
                                Typed Name:    William G. Bares
                                               -------------------------------

                              POWER OF ATTORNEY



        The undersigned, an officer or director, or both an officer and director, of KeyCorp, an Ohio corporation, which proposes to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, its Annual Report on Form 10-K for the fiscal year ended December 31, 1994 (the "Annual Report"), hereby constitutes and appoints Carter B. Chase, Roger Noall, and James W. Wert and each of them, as attorney for the undersigned, with full power of substitution and resubstitution, for and in the name, place, and stead of the undersigned, to sign and file the Annual Report and exhibits thereto, and any and all amendments thereto, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute.

        IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of March 16, 1995.





                                               /s/ A.C. Bersticker
                                               -------------------------------
                                Typed Name:    A.C. Bersticker
                                               -------------------------------

                              POWER OF ATTORNEY



        The undersigned, an officer or director, or both an officer and director, of KeyCorp, an Ohio corporation, which proposes to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, its Annual Report on Form 10-K for the fiscal year ended December 31, 1994 (the "Annual Report"), hereby constitutes and appoints Carter B. Chase, Roger Noall, and James W. Wert and each of them, as attorney for the undersigned, with full power of substitution and resubstitution, for and in the name, place, and stead of the undersigned, to sign and file the Annual Report and exhibits thereto, and any and all amendments thereto, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute.

        IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of March 16, 1995.






                                               /s/ Thomas A. Commes
                                               -------------------------------
                                Typed Name:    Thomas A. Commes
                                               -------------------------------

                              POWER OF ATTORNEY



        The undersigned, an officer or director, or both an officer and director, of KeyCorp, an Ohio corporation, which proposes to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, its Annual Report on Form 10-K for the fiscal year ended December 31, 1994 (the "Annual Report"), hereby constitutes and appoints Carter B. Chase, Roger Noall, and James W. Wert and each of them, as attorney for the undersigned, with full power of substitution and resubstitution, for and in the name, place, and stead of the undersigned, to sign and file the Annual Report and exhibits thereto, and any and all amendments thereto, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute.

        IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of March 16, 1995.





                                               /s/ Kenneth M. Curtis
                                               -------------------------------
                                Typed Name:    Kenneth M. Curtis
                                               -------------------------------

                              POWER OF ATTORNEY



        The undersigned, an officer or director, or both an officer and director, of KeyCorp, an Ohio corporation, which proposes to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, its Annual Report on Form 10-K for the fiscal year ended December 31, 1994 (the "Annual Report"), hereby constitutes and appoints Carter B. Chase, Roger Noall, and James W. Wert and each of them, as attorney for the undersigned, with full power of substitution and resubstitution, for and in the name, place, and stead of the undersigned, to sign and file the Annual Report and exhibits thereto, and any and all amendments thereto, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute.

        IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of March 16, 1995.






                                               /s/ John C. Dimmer
                                               -------------------------------
                                Typed Name:    John C. Dimmer
                                               -------------------------------

                              POWER OF ATTORNEY



        The undersigned, an officer or director, or both an officer and director, of KeyCorp, an Ohio corporation, which proposes to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, its Annual Report on Form 10-K for the fiscal year ended December 31, 1994 (the "Annual Report"), hereby constitutes and appoints Carter B. Chase, Roger Noall, and James W. Wert and each of them, as attorney for the undersigned, with full power of substitution and resubstitution, for and in the name, place, and stead of the undersigned, to sign and file the Annual Report and exhibits thereto, and any and all amendments thereto, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute.

        IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of March 16, 1995.






                                               /s/ Stephen R. Hardis
                                               -------------------------------
                                Typed Name:    Stephen R. Hardis
                                               -------------------------------

                              POWER OF ATTORNEY



        The undersigned, an officer or director, or both an officer and director, of KeyCorp, an Ohio corporation, which proposes to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, its Annual Report on Form 10-K for the fiscal year ended December 31, 1994 (the "Annual Report"), hereby constitutes and appoints Carter B. Chase, Roger Noall, and James W. Wert and each of them, as attorney for the undersigned, with full power of substitution and resubstitution, for and in the name, place, and stead of the undersigned, to sign and file the Annual Report and exhibits thereto, and any and all amendments thereto, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute.

        IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of March 16, 1995.





                                               /s/ Henry S. Hemingway
                                               -------------------------------
                                Typed Name:    Henry S. Hemingway
                                               -------------------------------

                              POWER OF ATTORNEY



        The undersigned, an officer or director, or both an officer and director, of KeyCorp, an Ohio corporation, which proposes to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, its Annual Report on Form 10-K for the fiscal year ended December 31, 1994 (the "Annual Report"), hereby constitutes and appoints Carter B. Chase, Roger Noall, and James W. Wert and each of them, as attorney for the undersigned, with full power of substitution and resubstitution, for and in the name, place, and stead of the undersigned, to sign and file the Annual Report and exhibits thereto, and any and all amendments thereto, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute.

        IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of March 16, 1995.





                                               /s/ Charles R. Hogan
                                               -------------------------------
                                Typed Name:    Charles R. Hogan
                                               -------------------------------

                              POWER OF ATTORNEY



        The undersigned, an officer or director, or both an officer and director, of KeyCorp, an Ohio corporation, which proposes to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, its Annual Report on Form 10-K for the fiscal year ended December 31, 1994 (the "Annual Report"), hereby constitutes and appoints Carter B. Chase, Roger Noall, and James W. Wert and each of them, as attorney for the undersigned, with full power of substitution and resubstitution, for and in the name, place, and stead of the undersigned, to sign and file the Annual Report and exhibits thereto, and any and all amendments thereto, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute.

        IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of March 16, 1995.







                                               /s/ Lawrence A. Leser
                                               -------------------------------
                                Typed Name:    Lawrence A. Leser
                                               -------------------------------

                              POWER OF ATTORNEY



        The undersigned, an officer or director, or both an officer and director, of KeyCorp, an Ohio corporation, which proposes to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, its Annual Report on Form 10-K for the fiscal year ended December 31, 1994 (the "Annual Report"), hereby constitutes and appoints Carter B. Chase, Roger Noall, and James W. Wert and each of them, as attorney for the undersigned, with full power of substitution and resubstitution, for and in the name, place, and stead of the undersigned, to sign and file the Annual Report and exhibits thereto, and any and all amendments thereto, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute.

        IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of March 16, 1995.






                                               /s/ Steven A. Minter
                                               -------------------------------
                                Typed Name:    Steven A. Minter
                                               -------------------------------

                              POWER OF ATTORNEY



        The undersigned, an officer or director, or both an officer and director, of KeyCorp, an Ohio corporation, which proposes to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, its Annual Report on Form 10-K for the fiscal year ended December 31, 1994 (the "Annual Report"), hereby constitutes and appoints Carter B. Chase, Roger Noall, and James W. Wert and each of them, as attorney for the undersigned, with full power of substitution and resubstitution, for and in the name, place, and stead of the undersigned, to sign and file the Annual Report and exhibits thereto, and any and all amendments thereto, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute.

        IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of March 16, 1995.






                                               /s/ M. Thomas Moore
                                               -------------------------------
                                Typed Name:    M. Thomas Moore
                                               -------------------------------

                              POWER OF ATTORNEY



        The undersigned, an officer or director, or both an officer and director, of KeyCorp, an Ohio corporation, which proposes to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, its Annual Report on Form 10-K for the fiscal year ended December 31, 1994 (the "Annual Report"), hereby constitutes and appoints Carter B. Chase, Roger Noall, and James W. Wert and each of them, as attorney for the undersigned, with full power of substitution and resubstitution, for and in the name, place, and stead of the undersigned, to sign and file the Annual Report and exhibits thereto, and any and all amendments thereto, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute.

        IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of March 16, 1995.






                                               /s/ John C. Morley
                                               -------------------------------
                                Typed Name:    John C. Morley
                                               -------------------------------

                              POWER OF ATTORNEY



        The undersigned, an officer or director, or both an officer and director, of KeyCorp, an Ohio corporation, which proposes to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, its Annual Report on Form 10-K for the fiscal year ended December 31, 1994 (the "Annual Report"), hereby constitutes and appoints Carter B. Chase, Roger Noall, and James W. Wert and each of them, as attorney for the undersigned, with full power of substitution and resubstitution, for and in the name, place, and stead of the undersigned, to sign and file the Annual Report and exhibits thereto, and any and all amendments thereto, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute.

        IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of March 16, 1995.







                                               /s/ Richard W. Pogue
                                               -------------------------------
                                Typed Name:    Richard W. Pogue
                                               -------------------------------

                              POWER OF ATTORNEY



        The undersigned, an officer or director, or both an officer and director, of KeyCorp, an Ohio corporation, which proposes to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, its Annual Report on Form 10-K for the fiscal year ended December 31, 1994 (the "Annual Report"), hereby constitutes and appoints Carter B. Chase, Roger Noall, and James W. Wert and each of them, as attorney for the undersigned, with full power of substitution and resubstitution, for and in the name, place, and stead of the undersigned, to sign and file the Annual Report and exhibits thereto, and any and all amendments thereto, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute.

        IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of March 16, 1995.








                                               /s/ R.A. Schumacher
                                               -------------------------------
                                Typed Name:    R.A. Schumacher
                                               -------------------------------

                              POWER OF ATTORNEY



        The undersigned, an officer or director, or both an officer and director, of KeyCorp, an Ohio corporation, which proposes to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, its Annual Report on Form 10-K for the fiscal year ended December 31, 1994 (the "Annual Report"), hereby constitutes and appoints Carter B. Chase, Roger Noall, and James W. Wert and each of them, as attorney for the undersigned, with full power of substitution and resubstitution, for and in the name, place, and stead of the undersigned, to sign and file the Annual Report and exhibits thereto, and any and all amendments thereto, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute.

        IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of March 16, 1995.








                                               /s/ Ronald B. Stafford
                                               -------------------------------
                                Typed Name:    Ronald B. Stafford
                                               -------------------------------

                              POWER OF ATTORNEY



        The undersigned, an officer or director, or both an officer and director, of KeyCorp, an Ohio corporation, which proposes to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, its Annual Report on Form 10-K for the fiscal year ended December 31, 1994 (the "Annual Report"), hereby constitutes and appoints Carter B. Chase, Roger Noall, and James W. Wert and each of them, as attorney for the undersigned, with full power of substitution and resubstitution, for and in the name, place, and stead of the undersigned, to sign and file the Annual Report and exhibits thereto, and any and all amendments thereto, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute.

        IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of March 16, 1995.







                                               /s/ Dennis W. Sullivan
                                               -------------------------------
                                Typed Name:    Dennis W. Sullivan
                                               -------------------------------

                              POWER OF ATTORNEY



        The undersigned, an officer or director, or both an officer and director, of KeyCorp, an Ohio corporation, which proposes to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, its Annual Report on Form 10-K for the fiscal year ended December 31, 1994 (the "Annual Report"), hereby constitutes and appoints Carter B. Chase, Roger Noall, and James W. Wert and each of them, as attorney for the undersigned, with full power of substitution and resubstitution, for and in the name, place, and stead of the undersigned, to sign and file the Annual Report and exhibits thereto, and any and all amendments thereto, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute.

        IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of March 16, 1995.







                                               /s/ Peter G. Ten Eyck, II
                                               -------------------------------
                                Typed Name:    Peter G. Ten Eyck, II
                                               -------------------------------

                              POWER OF ATTORNEY



        The undersigned, an officer or director, or both an officer and director, of KeyCorp, an Ohio corporation, which proposes to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, its Annual Report on Form 10-K for the fiscal year ended December 31, 1994 (the "Annual Report"), hereby constitutes and appoints Carter B. Chase, Roger Noall, and James W. Wert and each of them, as attorney for the undersigned, with full power of substitution and resubstitution, for and in the name, place, and stead of the undersigned, to sign and file the Annual Report and exhibits thereto, and any and all amendments thereto, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute.

        IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of March 16, 1995.







                                               /s/ Nancy B. Veeder
                                               -------------------------------
                                Typed Name:    Nancy B. Veeder
                                               -------------------------------